Ivy Funds

Supplement dated August 24, 2020 to the

Ivy Funds Prospectus dated October 31, 2019

as supplemented January 8, 2020, March 13, 2020, April 1, 2020, April 30, 2020, May 29, 2020, June 19, 2020 and June 30, 2020

1)	Effective October 1, 2020, the sales charge imposed on purchases of Class A shares of the Funds will be reduced. Therefore, on that date, the prospectus is revised as follows:

∎

In the summary section of each Fund, the “Shareholder Fees” table is amended by revising the “Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)” line item for Class A Shares from 5.75% to 3.5%.

∎	The chart in the section “Your Account — Choosing a Share Class — Calculation of Sales Charges on Class A Shares” on page 28 is deleted and replaced with the following:

Calculation of Sales Charges on Class A Shares

Ivy Accumulative Fund Ivy Wilshire Global Allocation Fund
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $300,000	3.50%	3.63%	2.80%
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $500,000 or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

2)

Effective immediately, the low balance fee for Class A Shares of the Funds will be eliminated, and your account will NOT be assessed an account fee of $20 if your account balance is below $650 at the start of business on the Friday prior to the last full week of September (i.e., September 18, 2020). As a result, effective October 1, 2020, the prospectus is revised as follows:

∎

In the summary section of each Fund, the “Shareholder Fees” table is amended by revising the “Maximum Account Fee” line item for Class A Shares from $20 to None. Additionally, Footnote 2 to the table is deleted.

∎	The section “Your Account — Buying Shares — Low Balance Fee” on page 39 is deleted.

Supplement	Prospectus	1